EXHIBIT NO. 23.2

                                                                   Exhibit 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 4, 1996, included in Comstock Resources, Inc.'s Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.




                                            ARTHUR ANDERSEN LLP




Dallas, Texas
June 27, 1996



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